                 SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release ("Agreement") is made by and among Grand Central Silver Mines, Inc., a Utah corporation ("GSLM"), Spenst Hansen, an individual ("Hansen"), and the following corporations collectively referred to as "the Companies": Keystone Surveys, Inc., a Utah corporation, West Tintic Mining Company, a Utah corporation, South Iron Blossom Mining Company, a Utah corporation and Axis Development Corporation, a Utah corporation. This Agreement is effective upon its execution by all parties.

                             RECITALS

     A.   On April 28, 1998, GSLM filed a Complaint against
Hansen and the Companies in the United States District Court for the District of Utah, Central Division, entitled Grand Central
Silver Mines, Inc. v. Spenst Hansen, et al., Civil No.
2:98CV00300S ("the Litigation").

     B. GSLM, Hansen and the Companies now desire to settle the dispute between them, without continuing the Litigation, in accordance with the terms and conditions of this Agreement. In entering into this Agreement, neither GSLM, Hansen nor the Companies admit any liability in connection with the Litigation.

                            AGREEMENT

     In consideration of the mutual promises, covenants, releases, and agreements contained herein, GSLM, Hansen and the Companies agree as follows:

     1. Purchase of Mammoth Mining Company Shares. On or before July 17, 1998, Hansen and the Companies shall purchase all of GSLM's shares of Mammoth Mining Company, a Nevada corporation, for Two Hundred Thousand (200,000) shares of GSLM stock. GSLM and Mammoth Mining Company shall execute a mutual release in the form attached hereto as Exhibit "A". Within thirty (30) days after the signing of this Agreement, GSLM shall deliver to Hansen and the Companies all of Mammoth Mining Company's corporate records and documents.

     2. Purchase of Tintic Mining District Patented Mining Claims. On or before July 17, 1998, Hansen and the Companies shall purchase from GSLM by quit claim all of GSLM's patented mining claims and water rights located in the Tintic Mining District, excluding the claims covering the Dragon clay mine, for Two Hundred Thousand (200,000) shares of GSLM stock. Hansen and the Companies shall be responsible for all reclamation costs associated with such claims. GSLM shall retain a two percent (2%) net smelter return from such purchased claims. Upon receipt of the shares of GSLM stock from Hansen and the Companies, GSLM shall deliver a deed in the form attached hereto as Exhibit "B" (the "Mining Deed"). Except for such reclamation costs, such two percent (2%) net smelter return royalty, and any other obligation set forth in this Agreement or in the Mining Deed. GSLM and its affiliates and subsidiaries will release Hansen and the Companies from any and all liabilities, obligations or debt of any type or kind related to such purchased claims.

     3. Payment to GSLM. Concurrent with the execution of this Agreement, Hansen and the Companies shall pay to GSLM the sum of Fifty Thousand Dollars ($50,000) from the cash funds held by CIBC Oppenheimer Corporation and/or the United States District Court for the District of Utah pursuant to the Court's temporary restraining order entered in this Litigation. The remaining funds, if any, shall be immediately returned to Hansen.

     4.   Assignment of Beaver County Utah State Metalliferous
Minerals Leases.  On
or before July 17, 1998, Hansen shall assign to GSLM the following Utah State Metalliferous Minerals Leases in the names of Hansen and located in Beaver County, Utah:

     (1) Township 26 South, Range 12 West, Section 36 (631.35 acres);
     (2) Township 26 South, Range 11 West, Section 32 (617.99 acres);
     (3) Township 27 South, Range 12 West, Section 2 (539.40 acres).

Hansen shall retain a two percent (2%) net smelter return royalty from such assigned leases.

     5. Agreement to Not Compete. For a period of five (5) years following execution of this Agreement, neither Hansen nor any partner or other business entity owned or controlled by Hansen in whole or in part shall, directly or indirectly acquire, own, control, operate or develop any interest in real property used or useful in connection with mining that is wholly or partially within a one (1) mile radius of GSLM's properties located in Beaver County, Utah and Churchill County, Nevada.

     6. Occupation of the Centennial Eureka Building. Hansen agrees to allow GSLM to occupy the Centennial Eureka Building in Eureka, Utah for a period of four (4) months from the date of the execution of this Agreement at no cost to GSLM.

     7.   Resale of Restricted Securities.  Hansen and the
Companies shall be entitled to resell their remaining GSLM shares in accordance with the provisions of Rule 144.

     8. Distribution of a Press Release. Concurrent with the execution of this Agreement, GSLM, Hansen and the Companies shall distribute a joint press release regarding the settlement in the form attached hereto as Exhibit "C".

     9. Dismissal of the Litigation. Concurrent with the execution of this Agreement, GSLM, Hansen and the Companies shall cause their counsel to execute a stipulation for dismissal with prejudice of the Litigation in the form attached hereto as Exhibit "D". Upon execution of this Agreement, GSLM shall cause its counsel to file in the Litigation the executed stipulation for dismissal with prejudice.

     10. Fees and Expenses. GSLM, Hansen and the Companies shall each bear their own respective costs and expenses, including attorneys' fees, incurred in connection with the Litigation and this Agreement.

     11. Release by Hansen and the Companies. Hansen and the Companies hereby release and forever discharge GSLM, and where applicable, each of their parents, subsidiaries, divisions, officers, directors, owners, associates, predecessors, successors, heirs, assigns, agents, partners, employees, insurers, representatives, lawyers, and all persons acting by, through, under, or in concert with them, or any of them ("the GSLM Released Parties"), of and from any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, that Hansen and the Companies now have against the GSLM Released Parties as of the date of execution of this Agreement, by reason of any matter, cause, or thing whatsoever arising out of, based upon, or in any way relating to the claims, facts, and circumstances involved in and surrounding the Litigation or any claims Hansen and the Companies raised in the Litigation or that could have been raised therein. Hansen and the Companies further release and forever discharge the GSLM Released Parties of and from any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, that Hansen and the Companies now have against the GSLM Released Parties as of the date of execution of this Agreement, by reason of any matter, cause, or thing whatsoever arising out of, based upon, or in any way relating to Hansen's and the Companies' purchase of GSLM's Tintic Mining District patented mining claims referred to in paragraph 2 of this Agreement.

     13. No Assignment of Hansen's or the Companies' Claims. Hansen and the Companies represent and warrant that there has been no assignment or other transfer of any interest in any claims which they may have against the GSLM Released Parties, and agree to indemnify and hold the GSLM Released Parties harmless from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by any of the GSLM Released Parties, as a result of any person who successfully asserts and establishes any such assignment or transfer. This indemnity does not require payment as a condition precedent to recovery by the GSLM Released Parties against Hansen or the Companies.

     14. Release by GSLM. GSLM hereby releases and forever discharges Hansen, the Companies, and where applicable, each of their parents, subsidiaries, divisions, officers, directors, owners, associates, predecessors, successors, heirs, assigns, agents, partners, employees, insurers, representatives, lawyers, and all persons acting by, through, under, or in concert with them, or any of them ("the Hansen Released Parties"), of and from any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, that GSLM now has against the Hansen Released Parties as of the date of execution of this Agreement, by reason of any matter, cause, or thing whatsoever arising out of, based upon, or in any way relating to the claims, facts, and circumstances involved in and surrounding the Litigation or any claims GSLM raised in the Litigation or that could have been raised therein. GSLM further releases and forever discharges the Hansen Released Parties of and from any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, that GSLM now has against the Hansen Released Parties as of the date of execution of this Agreement, by reason of any matter, cause, or thing whatsoever arising out of, based upon, or in any way relating to the purchase of GSLM's Tintic Mining District patented mining claims referred to in paragraph 2 of this Agreement, except for those actions, causes of action, suits, debts, liens, claims, demands, damages, losses, costs or expenses may arise from the obligations of the Hansen Released Parties contained in the Mining Deed, which shall survive indefinitely.

     15. No Assignment of GSLM's Claims. GSLM represents and warrants that there has been no assignment or other transfer of any interest in any claims which it may have against the Hansen Released Parties, and agrees to indemnify and hold the Hansen Released Parties harmless from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by any of the Hansen Released Parties, as a result of any person who successfully asserts and establishes any such assignment or transfer. This indemnity does not require payment as a condition precedent to recovery by the Hansen Released Parties against GSLM.

     16. Severability. In the event that any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction against GSLM, Hansen and/or the Companies, the validity, legality, or enforceability of other provisions in or obligations under this Agreement shall not in any way be affected or impaired thereby.

     17. Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     18. Enforcement of Agreement. If any party to this Agreement brings an action or proceeding to enforce its rights hereunder, the prevailing party shall be entitled to recover its costs and expenses, including court costs and attorneys' fees, if any, incurred in connection with such action or proceeding.

     19. Construction of Agreement. This Agreement shall be construed as a whole in accordance with its fair meaning and in accordance with the laws of the State of Utah. The terms of this Agreement have been negotiated by the parties, and the language of the Agreement shall not be construed in favor of or against any particular party. The headings used herein are for reference only and shall not affect the construction of this Agreement.

     20. Entire Agreement. This Agreement and any exhibits attached hereto represent the sole and entire agreement between the parties and supersede all prior agreements, negotiations, and discussions between the parties hereto and/or their respective counsel with respect to the subject matter covered hereby.

     21.  Agreement May Be Executed In Counterparts.  This
Agreement may be executed in counterparts, which together shall constitute a fully executed original.

     22. Amendment to Agreement. Any amendment to this Agreement must be in a writing signed by duly authorized representatives of the parties hereto and stating the intent of the parties to amend this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date upon which all parties shall have executed this Agreement.

Dated: July 17, 1998          Grand Central Silver Mines, Inc.
                              By: /s/ John P.  Ryan
                              Its: President


Dated: July 17, 1998          Spenst Hansen

                              /s/ Spenst Hansen


Dated: July 17, 1998          Keystone Surveys, Inc.

                              By: /s/ Spenst Hansen
                              Its: President


Dated: July 17, 1998          West Tintic Mining Company

                              By: /s/ illegalible
                              Its: President


Dated: July 17, 1998          South Iron Blossom Mining Company

                              By: /s/ illegalible
                              Its: President


Dated: July 17, 1998          Axis Development Corporation

                              By: /s/ illegilible
                              Its: Vice President

When Recorded, Please Return To:
KEYSTONE SURVEYS, INC.
P.O. Box 3232
320 South 200 West, Suite B202
Salt Lake City, Utah 84110

                MINING DEED AND ROYALTY AGREEMENT


          THIS DEED (the "Mining Deed") is entered into and made effective this 17th day of July, 1998 (the "Effective Date"), by Grand Central Silver Mines, Inc., (formerly Centurion Mines Corporation), a Utah Corporation, whose address is 1010 Ironwood Drive, Suite 105, Coeur d'Alene, Idaho, 83814, and Centurion Exploration, Inc., a Utah Corporation, whose address is 331 South Rio Grande, Suite 201, Salt Lake City, Utah 84101 (collectively referred to as the "Owners"), and Keystone Surveys, Inc., a Utah Corporation, whose address is 320 South 200 West, Suite B202, Salt Lake City, Utah 84110 (referred to as "Buyer").

     1. Quitclaim of Property. Owners quitclaim and convey to Buyer all of Owners' right, title and interest in the real property located in the State of Utah, Tintic Mining District, Juab and Utah Counties more particularly described in the attached Appendix I, RESERVING, however, to Owners a Net Smelter Royalty and a right-of-way as more particularly defined below. The true consideration given for this Deed is Two Hundred Thousand (200,000) shares of the common stock of Grand Central Silver Mines, Inc.

     2. Delivery of Documents. Within thirty (30) days after the date of signing of this deed, Owners shall deliver to Buyer all of Owners' and Mammoth Mining Company's maps, geological reports, technical records and data, historical documents and all written records and documentation related to said patented mining claims described in Appendix I that Owners have in their possession.

     3. Net Smelter Royalty. Buyer agrees to pay Owners a production royalty equal to two percent (2%) of the Net Smelter Returns (the "Net Smelter Royalty") on all minerals which are mined and sold by Buyer from said patented mining claims owned by Owners and described in Appendix I. The Net Smelter Returns shall mean the fair market value of the ore, after mining, FOB the mine site, before transportation and processing. The Net Smelter Royalty shall be paid to Owners quarterly within thirty
(30) days after the end of each calendar quarter. Payments or tenders of royalties may be made by mailing or delivering cash, or Buyer's bank draft or wire transfer, to Owners' agent on or before the date for payment. Payment shall be accompanied by a settlement sheet indicating the calculation of the Net Smelter Royalty by Buyer. Each settlement sheet provided by Buyer shall be deemed correct and binding upon Owners unless Buyer receives a written objection from Owners within two years after Buyer's payment under this Section.

     4. Right-of-Way. Buyer agrees to grant Owners a right-of-way over, across, and through the patented mining claims and fee lands described in Appendix I for the purpose of access to all other mining claims in the Tintic Mining District owned by Owners, including the claims covering the Dragon clay mine.
Buyer reserves the right to use the right-of-way for roads or other purposes not inconsistent with the right-of-way granted herein.

     5. Conveyance of Water Rights. Grand Central Silver Mines, Inc. hereby conveys to Buyer its Utah Water Right No. 68-41 (a21189) and (t21190), Diamond Springs, located in the NW quarter of Section 26, Township 10 South, Range 3 West, SLB&M.

     6.   Condition of the Properties; Environmental and
Reclamation.

          6.1 Property Accepted AS IS. Owners make no representations or warranties of any kind with respect to their title to the patented mining claims and fee lands described in Appendix I ("the Property") or the value or condition of the Property. Buyer agrees and acknowledges that (i) it has had access to and the opportunity to inspect the Property for all purposes, including without limitation, for the purposes of detecting the presence of hazardous substances, environmental hazards and contamination of the surface and/or subsurface, (ii) it has satisfied itself as to the physical and environmental condition of the Property, both surface and subsurface, and agrees to accept this quitclaim of the Property at on an "AS IS, WHERE IS" basis, "WITH ALL FAULTS" and (iii) in making the decision to enter in this Mining Deed, Buyer has relied solely on the basis of its own independent investigation of the Property.

          6.2  General Environmental Indemnity.   Buyer assumes
and shall be responsible for and agrees to indemnify, defend and hold harmless Owners and their employees, officers, directors, agents and representatives from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, court costs and reasonable attorney's and experts' fees and expenses) damages, demands and causes of action with respect to damage to property, injury to or death of persons or other living things, natural resource damages, CERCLA response costs, environmental remediation and restoration costs, or fines or penalties (collectively, "Claims") arising out of or attributable to, in whole or in part, either directly or indirectly, the condition or operation of the Property at any time before, at or after the Effective Date, including, without limitation, any Claims relating to reclamation of the Property as required by law or to any condition existing on, in or under, or resulting from operation of, the Property as of the Effective Date, that is determined to be a result of or caused in whole or in part by Owners' violation of, failure to fulfill duties imposed by or incurrence of liability under any Environmental Laws (as defined below) or under any principle of common law relating to duties to protect or not unduly disturb human health or environmental quality (any such Claim being referred to herein as an "Environmental Claim").

           6.3 Environmental Laws. The term "Environmental Laws" shall mean any and all laws, statutes, regulations, rules, orders, ordinances, permits or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which the Property are located, including, without limitation, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended, the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), as amended, the Resource Conservation and Recovery Act ("RCRA"), as amended, The Hazardous and Solid Waste Amendments Act of 1984, as amended, The Toxic Substances Control Act, as amended, the Occupational Safety and Health Act ("OSHA"), as amended, the Hazardous Materials Transportation Act, as amended, and other federal, state and local laws whose purpose is to conserve or protect health, the environment, wildlife or natural resources. The terms "hazardous substance," "release" and "threatened release" shall have the meanings specified in CERCLA, and the terms "solid waste," "hazardous waste," and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, however, that (i) to the extent the laws have a meaning for "hazardous waste," and "disposal" that is broader than that specified in CERCLA or RCRA, such broader meaning shall apply with respect to the matters covered by such laws, and (ii) the term "solid waste" shall include all oil and gas exploration, development, and production wastes, even if such wastes are specifically exempt from classification as hazardous substances or hazardous wastes pursuant to CERCLA or RCRA, or the state analogues to those statutes.

     7. Applicable Law. This Deed shall be construed in accordance with and governed by the laws of the State of Utah and the United States.

     The Parties have executed this instrument, by a duly authorized officer, as of the Effective Date.

Grand Central Silver Mines, Inc.


By: /s/ John P.  Ryan
Title: President

Centurion Exploration, Inc.


By: /s/ John P.  Ryan
Title: President

Keystone Surveys, Inc.

By: /s/ Spenst Hansen
Title: President

                            APPENDIX I

     Attached to and made a part of the foreoging quit claim deed by and between GRAND CENTRAL SILVER MINES, (formerly CENTURION
MINES CORPORATION), CENTURION EXPLORATION, INC., as GRANTORS, and
KEYSTONE SURVEYS, INC., as GRANTEE.

     The following patented mining claims located int eh Tintic
Mining District, Juab and Utah Counti4es.  State of Utah:

Township 10 South, Range 2 West, Sections 18, 19, 29, 30 31, 32
Township 10 South, Range 3 West, Sections 13, 23, 24, 25, 26, 36
Township 11 South, Range 2 West, Sections 5, 6
Township 11 South, Range 3 West, Section 1

JUAB COUNTY:

Patented Mining Claim (Mineral Survey/Lot Number)

2G(3012)                 Afton No.2(6844)    Ajax(4197)
Albion(182)              Alice(3568)         Allen(4561)
Almo(3009)               Alta(161)           Amelia Rives(4550)
Amelia Rives Addition(4550)                  American Eagle(4679)
Ana Lara(4360)           Anita(4535)         Annaconda(328)
Annie Mae Gundry(3241)   Antelope(5999)      Antelope No.2(5999)
Antelope Fraction(6014)  April Fraction(6584)
Arcadain(183)            Ardath(3332)        Argenta(147)
Argenta(290)             Argenta(44)         Argentum(4623)
Ashler(180)              Aurora(4536)        Avelanche(4523)
Banger(249)              Barnard(4560)       Beacon #1,2,3(7001)
Beck(74)                 Beck Fraction(6634) Belcher(155)
Belcher(199)             Belcher(3750)       BimetalistLode(3339)
Black Jack(101)          Blue Bird(4360)     Blue Rock(75)
Bogden #1,2,3(Amd.)(6666)                    Bodgen Fraction Amended(6666)
Boss Tweed(237)          Boss Tweed Extension(237)
Boyd(5310-A)             Bradley(158)        Bonanza #1,2,3(5491)
Bradley(264)             Brazil Lode #2(274) Brown(4562)
Bullion(68)              Bullion(76)         Bully Change (297)
Burleight(179)           Cadaver(4180)       California(114)
Calumet (3931)           Cane(250)           Cape Horn(6997)
Cape Horn #1,2,3,4,5,6,7,8,9,10,11(6997)     Captain S(4054)
Caroline(292)            Caroline Triangle(3062)
Castoria(243)            Catasaugua(5101)    Center(4219)
Catasaugua #1,2,3,4(5101) Centennial Eureka(67)
Challenge(4444)          Champion #2(73)     Champlain #2(174)
Chang Mill Site (4512)   Ching Mill Site(4513)
Christopher Columbus Lode(3037)              Cleopatra(3330)
Cleveland(295)           Cleveland(3849)     Cliff(7001)
Clift(3413)              Colconda(293)       Columbus(317)
Comstock(153)            Consort(272)        Contrary(3939)
Conversant(7001)         Cordelia Orton(4479)
Copperopolis #2(160)     Copper Queen #1,2,3,(5491)

     Attached to and made a part of the foregoing quit claim deed by and between GRAND CENTRAL SILVER MINES, (formerly CENTURION
MINES CORPORATION), CENTURION EXPLORATION, INC., as GRANTORS, and
KEYSTONE SURVEYS, INC., as GRANTEE.

Cornucopia(4171)         Daisy Hamilton(316) Damificar(4179)
Dandy Jim(4565)          Dandy(320)          December(3491)
Della(7011)              Deprezin(284)       Desert View(6135)
Diamond(224)             Dolley(295)         Dom Pedro 2nd(172)
Dove(269)                Dubei(3940)         Dude(320)
East Gold Coin(7001)     East Cold Coin Extension(7001)
East Star(232)           Eclipse(4029)       Eclipse #2(4029)
Elgin Amended(4019)      Elizabeth(5650)     Emily R.(3876)
Emerald(224)             Emma(143)           Enterprise(326)
Essem(6977)              Euchre(4360)        Eureka #5(170
Evening Star(3382)       Fair View(2951)     Flagstaff(2951)
First Northern Ext. Mammoth(38)              Fissure #1,2(3939)
Fraction(6052)           Fraction(3233)      Franklin Lode(246-A)
Franklin Consolidated(3931)                  Garnet(3852)
General Harrison(308)    General Logan(332)  Gladstone(127)
George Washington(4603)  George Arther Rice Millsite(34)
Godiva(72)               Golconda(3981)      Gold Chain(339)
Gold Chain Fraction(6191)                    Gold Coin(7001)
Cold Coin(3990)          Gold Dust(3990)     Golden Eagle(MS 287)
Golden Treasure(78)      Goldfield(3876)     Gonyon(3990)
Good Fraction(7011)      Govenor(4519)       Grace(4522)
Grace Ely(317)           Gracie(3337)        Grand Central(3037)
Grover Cleveland(30007)  Harker(3289)        Harkness(156)
Harrison(175)            Hillside(6068)      Hillside(7001)
Home Rule(3852)          Homestake(3059)     Honora(4472)
Hubb(3903)               Hub(4822)           Hub #1(4821)
Hung Mill Site(4511)     Hungarian(164)      Independent(3875)
Incense(7001)            Ione(3860)          Ivanhoe(4360)
Jackman(125)             Jacobs(3227)        January(3382)
Jessamine(3857)          Jenkins(93)         Jennie(3931)
Jennie(4098)             Jennie Extension(7001)
Joe Bowers(41)           Joe Bowers S'ly Ext.(60)
Joe Daly(3965)           John D.(6429)       Jumbo(4304)
John D. #1,2,3,4(6429)   Julian Lane(77)     Juno(3747)
Justice(3337)            Kendall(169)        King William(193)
Koh-i-Nor(3046)          Last Change(3830)   Last Change(4360)
Last Change(336)         Last Gap(3004)      Lamar(5579)
Last Show(3268)          Lead King(6928)     Leadville(6081)
Lead King #1,2,3,4,5(6928)                   Lead(132)
Leo Consolidated(290)    Lion(3490)          Lisbon(32)
Little Hopes(4181)       Little May(4052)    Little Will(3083)
Lizzie(320)              Lookout(133)        Lower Mammoth(3221)
Lucky Boy(4360)          Madaline(6616)      Mammon(7001)
Madeline #1,2,3,4(6616)  Magna Charta(146)   Mammoth(37)
Mammoth(65)              Mammoth(234)        Mary L.(154)
Mammoth Fraction(6167)   Mars(320)           Mary Ellen(4360)
Mascot(4473)             Matchless(4443)     Michigan(149)

     Attached to and made a part of the foregoing quit claim deed by and between GRAND CENTRAL SILVER MINES, (formerly CENTURION
MINES CORPORATION), CENTURION EXPLORATION, INC., as GRANTORS, and
KEYSTONE SURVEYS, INC., as GRANTEE.

Michigan Fraction(6635)  Middle Atlas Consolidated(295)
Miner's Delight(3521)    Missing Link(4572)  Molly Brown(3830)
Morton Lode(247-A)       Mount Hope(253)     Napoleon(3442)
Narrow Gauge(323)        Never Swet(4534)    Never Swet #1(4534)
Nonesuch(190)            No You Don't(3929)  North Alaska(4708)
North Clift(6474)        North Lode(65)      North Star(62)
Onida(2950)              Ontario(285)        Opehongo(167)
Ore Bin(7001)            Ore Bin Extension(7001)
Overman(162)             Owl(6929)           Paradise Lode(255)
Pelican(271)             Phoenix(152)        Pinnacle(7001)
Plymouth Rock #8,9,10,11,12(3680)            Primrose(3897)
Profit(7001)             Prince of India(3836)
Prod(7168)               Pry(7168)           Pythagoras(181)
Queen of the West(3899)  Ranger(236)         Rattler(297)
Raviene(4391)            Red Boy(91)         Red McGlynn(3261)
Red Rose (91)            Red Rapparee(250)   Rising Sun(7011)
Rover(223)               Ruby(224)           Ryan(3060-A)
Ruby #55,56,57,58,59(6666)                   Santa Monica(3861)
Santaquin #2(242)        Saratoga(3013)      Shelby(3983)
Showers(48               Sideview(2946)      Silver Bar #1(6085)
Silver Bar #2(6085)      Silver Chain(5880   Silver Gem(128)
Silver Glance(288)       Silver Hill(4118)   Silver King(3928)
Silver Hill #2,3,4(4118) Silver Spar(290)    Silver Spar Mine(47)
Silver Spar Lode(102)    Silver Star(290)    Silveroplois(135)
Six Chjooter(252)        Snowbird(4523)      Snow Bird (3037)
Snowflake(201)           Snowflake(3874)     Solid Multoon(283-A)
Solomon Treasure(151-A)  South Alta(3228)    South Star(3010)
South Eureka #1,2(4563)  South Ext.  Houghton(3735)
Sourth Ext.  Eclipse(245)                    South Swansea(337)
South Mammoth(63)        St. George(289)     Space (3234)
S'ly Ext Joe Bowers(60)  St. Louis(4641)     St. Louis #1,2(4641)
Steele(6749)             Steele #2(6843)     Sullivan(3150)
Summit(134)              Sunday(3858)        Sunset(3371)
Summit Joe Bowers(229)   Sunset(5695)        Sunset #1(5439)
Sunset #4(7011)          Sunshine(3900)      Sunshine #2(3901)
Swan(270)                Tesora(166)         Thomas(7011)
Tiger(3435)              Tilt(7001)          Tintic Copper(7001)
Tintic Copper #1,2,3,4,5,6(7001)             Topic #2(7011)
Trail(121)               Trip(289)           Tunnel(6084)
Turk #2(5932)            Union(300)          Valejo(116)
Venus(4392)              Venus(4198)         Victoria(217)
Victoria #2(4218)        Victory(238)        Violet(3869)
Vulcan(4169)             Walker(191)         Wedgewood(230)
Volcanic Ridge(7001)     West Bullion(90)    West Clift(6474)
Vulcan Fraction(6536)    West Mammoth(318)   West Mannoth(319)
West Mammoth(173)        West Mammoth S'ly Ext(348)
West Side Contact(7011)  West Star(233)      West Swansea(337)

     Attached to and made a part of the foregoing quit claim deed by and between GRAND CENTRAL SILVER MINES, (formerly CENTURION
MINES CORPORATION), CENTURION EXPLORATION, INC., as GRANTORS, and
KEYSTONE SURVEYS, INC., as GRANTEE.

Whittaker(5650)          Young Mammoth (94)  W.W.C.(163-A)
99(3902)

JUAB AND UTAH COUNTIES:

Brownie(4053)            Buddy(6883)         California(342)
Carisa(56)               Cordelia Orton(4479)Divide(313)
Divide Fraction(6150)    Enterprise(326)     Flagstaff(324)
Jim Fisk Lode(4478)      Lakeview(3364)      Lakeview(3450)
Lakeview Gold & Silver (342)                 Leonora(3370)
Last Chance (336)        Last Chance(4140)   Lillian(263)
Nevada(342)              Provo(3256)         Perfecto(3121)
Pheve Shuler(3368)       Northern Spy(129)   Sunset(4140)
Ranger Consolidated(336) Tip Top(4395)       Victor(4480)
Wolf(244)

UTAH COUNTY:

Township 10 South, Range 2 West, Sections 6, 20, 29
Township 9 South, Range 3 West, Section 24, 25

Admiral Farragut(6889)   Admiral Farragut Fraction(6889)
Argos #2(6881)           Belcher(6724)            Blue Bird(6889)
Belcher Fraction(6889)   Brighton(6889)           Camp(6888)
Camp Bird(6724)          Camp Fraction(6888)      Contact(6888)
Cooper Glance(6773)      Copper Glance #2(6773)   East
End(6851)Contact Fraction(6888)
Crown Point(6464)        Found(6888)
East End #1,2,3,4,5,6,7,8,9,10,11,12,13,14,15(6854)
Eureka King(6874)        Eureka King #4,5,6,7,8(6874)
Franklin Mill Site(246-B)                         G.N.C.(6597)
Golden Gate(6773)        Golden Hill #2(6874)     Hartford(6888)
Golden Treasure(6773)    Grand Prize(6724)        Hill(6889)
Grand Prize Fraction(6889)                        Hove(6889)
Grecian Gold(6874)       Hill Fraction(6889)      Jim(6724)
Iron King #1,2,3,4,5,6(6773)                      Jupiter(320)
Iron Sides(6889)         Jumbo #1,2(6773)         Katie(6723)
K.V. Fraction(6723)      Lake View(6889)          Lark(6723)
Lake View Fraction(6889) Leonora(3370)            Lily(6773)
Lookout(6888)            Lookout Fraction(6888)   Lost(6888)
Lynx(6889)               Lynx Fraction(6889)      Minerva(6597)
Minnie(6724)             Mohawk(6597)             Red Hill(6889)
Mountain Boy(6888)       Mountain Boy Fraction(6888)
Mountain Boy Ext(6888)   Mountain Boy Ext Fraction(6888)
North Half Grand Prize(6889)                      Sammon(6464)
Porphyrites(6773)        Porphyrites #2,3(6773)   Sinn Fein(6724)

     Attached to and made a part of the foregoing quit claim deed by and between GRAND CENTRAL SILVER MINES, (formerly CENTURION
MINES CORPORATION), CENTURION EXPLORATION, INC., as GRANTORS, and
KEYSTONE SURVEYS, INC., as GRANTEE.
UTAH COUNTY:

Township 10 South, Range 2 West, Sections 6, 20, 29
Township 9 South, Range 3 West, Section 24, 25

Promised Land(6597)      Quicksilver(6881)        Stockton(3365)
Quicksilver #2(6881)     Quicksilver Fraction(6881)
Red Hill Ext(6889)       Red Hill Fraction(6889)  Summit(6889)
Silver Bell(6567)        Silver Flat(6597)        Tip Top(6888)
Silver Flat #1(6597)     Stockton #2(3366)        Tuff Nut(6888)
Stockton #3(3367)        Utah #1,2,3(6773)        Valley(6723)
Valley Fraction(6889)    Venus(6874)
Venus Fraction(6881)     Wild Bill(6889)